                                                                   EXHIBIT 24.1

                              POWERS OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of MTC Technologies, Inc., a Delaware corporation, hereby constitutes and appoints Michael W. Solley, David S. Gutridge, Robert S. Zangri, and Therese C. Mohn, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended December 31, 2002, pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, including, without limitation, a Form 12b-25, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

   Executed as of this 12th day of March 2003.


       /s/  RAJESH K. SOIN                                      /s/  MICHAEL W. SOLLEY
----------------------------------                             -------------------------
     Rajesh K. Soin Chairman                                          Michael W.
                                                                Solley President, Chief
                                                                   Executive Officer
                                                                and Director (Principal
                                                                  Executive Officer)


      /s/  DAVID S. GUTRIDGE                                      /s/  DON R. GRABER
----------------------------------                             -------------------------
David S. Gutridge Chief Financial                               Don R. Graber Director
Officer, Executive Vice President
     and Director (Principal
 Financial And Accounting Officer


     /s/  LAWRENCE A. SKANTZE                                   /s/  KENNETH A. MINIHAN
----------------------------------                             -------------------------
       Lawrence A. Skantze                                            Kenneth A.
             Director                                              Minihan Director


  /s/  WILLIAM E. MACDONALD, III
----------------------------------
    William E. MacDonald, III
             Director